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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 19, 2009

LIBERTY MEDIA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-33982 (Commission File Number)	84-1288730 (I.R.S. Employer Identification No.)

12300 Liberty Blvd.
Englewood, Colorado 80112
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (720) 875-5400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.    Completion of Acquisition or Disposition of Assets.

        On November 19, 2009, Liberty Media Corporation (Liberty Media) issued a press release (Closing Release) announcing that it has completed its previously announced split-off (the Split-Off) of Liberty Entertainment, Inc. (LEI) from Liberty Media and the business combination transaction among Liberty Media, LEI and The DIRECTV Group, Inc. (DIRECTV) (the DTV Business Combination) on November 19, 2009. The Split-Off and DTV Business Combination were approved at the previously announced special meeting (Special Meeting) of Liberty Entertainment stockholders held on November 19, 2009 at 9:30 a.m., NYC time, by the holders of Liberty Entertainment common stock entitled to vote at the meeting.

        The Split-Off was accomplished by a partial redemption by Liberty Media of 90% of the outstanding shares of Liberty Entertainment common stock in exchange for all of the outstanding shares of common stock of LEI, pursuant to which, 0.9 of each outstanding share of Liberty Entertainment common stock was redeemed for 0.9 of a share of the corresponding series of common stock of LEI, with payment of cash in lieu of any fractional shares. LEI holds Liberty Media's 57% interest in DIRECTV, a 100% interest in Liberty Sports Holdings, LLC, a 65% interest in Game Show Network, LLC and approximately $80 million in cash and cash equivalents, and approximately $2 billion of indebtedness. All of the businesses, assets and liabilities that are attributed to the Entertainment Group and are not held by LEI have remained with Liberty Media and will continue to be attributed to the Entertainment Group, which Liberty Media has redesignated as the Starz Group, as described in Item 3.03 below.

        Immediately following the Split-Off, Liberty Media, LEI and DIRECTV completed the DTV Business Combination and each of LEI and DIRECTV have become wholly owned subsidiaries of a new public holding company named DIRECTV (Holdings). Pursuant to the DTV Business Combination, (i) John C. Malone, Chairman of the boards of Liberty Media, LEI and DIRECTV, and certain related persons (collectively, the Malones) contributed each of their shares of LEI Series B common stock to Holdings for 1.11130 shares of Holdings Class B common stock (with payment of cash in lieu of any fractional shares), (ii) LEI merged with a wholly-owned subsidiary of Holdings, and each share of LEI common stock (other than shares of LEI Series B common stock held by the Malones) was exchanged for 1.11130 shares of Holdings Class A common stock (with payment of cash in lieu of any fractional shares), and (iii) DIRECTV merged with a wholly-owned subsidiary of Holdings, and each share of DIRECTV common stock was exchanged for one share of Holdings Class A common stock. Each share of Holdings Class A common stock entitles the holder to one vote per share, and each share of Holdings Class B common stock entitles the holder to 15 votes per share and to certain limited consent rights. The Holdings Class A common stock will begin regular way trading at the open of business on November 20, 2009, under the symbol "DTV".

        For a summary of the material relationships between Liberty Media and DIRECTV prior to the completion of the Split-Off and the DTV Business Combination, please see "Certain Relationships and Related Transactions - Relationships between DIRECTV and Liberty Media" in Liberty Media's definitive proxy statement/prospectus filed with the Securities and Exchange Commission (SEC) on October 20, 2009 in connection with the Special Meeting.

        The foregoing transactions were completed pursuant to, among other things, a Reorganization Agreement, dated as of November 9, 2009, between Liberty Media and LEI, which is filed as Exhibit 2.1 hereto, and an Agreement and Plan of Merger, dated as of May 3, 2009, by and among Liberty Media, LEI, DIRECTV, Holdings and the other parties named therein, as amended by Amendment No. 1 thereto on July 29, 2009 and Amendment No. 2 thereto on October 2, 2009, which are filed as Exhibits 2.2, 2.3, and 2.4, respectively, hereto.

Item 3.03.    Material Modification to Rights of Security Holders.

        Immediately following the Split-Off, Liberty Media amended and restated its Restated Certificate of Incorporation (the Restated Charter) to: (i) change the name of the Entertainment Group to the Starz Group and the Liberty Entertainment common stock to the Liberty Starz common stock; and (ii) update the definition of the renamed Starz Group to reflect the composition of that group after giving effect to the Split-Off (such changes, collectively, the Redesignation). Liberty Starz common stock will track the performance of the renamed Starz Group, which includes Liberty Media's interests in Starz Entertainment, LLC and Wildblue Communications, Inc. Liberty Media filed the Restated Charter with the Secretary of State of the State of Delaware on November 19, 2009. The Series A Liberty Starz common stock and the Series B Liberty Starz common stock will begin regular way trading at the open of business on November 20, 2009, under the symbols "LSTZA" and "LSTZB", respectively.

        The Restated Charter is filed as Exhibit 3.1 hereto.

Item 7.01.    Regulation FD Disclosure

        On November 19, 2009, Liberty Media issued (i) a press release (the Special Meeting Release) announcing the results of the Special Meeting, and (ii) a corrected press release (the Starz Call Corrected Release) with respect to its previously announced hosting of a conference call in conjunction with Deutsche Bank, beginning at 12:00 pm (ET) on November 19, 2009.

        The Special Meeting Release, Closing Release and the Starz Call Corrected Release attached hereto as Exhibits 99.1, 99.2 and 99.3, respectively, are being furnished to the SEC under Item 7.01 of Form 8-K in satisfaction of the public disclosure requirements of Regulation FD.

Item 9.01.    Financial Statements and Exhibits

(b)
The pro forma information required to be filed pursuant to Items 2.01 and 9.01(b) will be furnished with an amendment to this Form 8-K within the time period specified by Item 9.01(a)(4).

(d)
Exhibits

Exhibit No.	Name
2.1	Reorganization Agreement, dated as of November 9, 2009, by and between Liberty Media Corporation and Liberty Entertainment, Inc. (incorporated by reference to Exhibit 2.1 to Amendment No. 4 to Liberty Entertainment, Inc.'s Registrant Statement on Form S-4 (the LEI S-4) filed on October 2, 2009 (File No: 333-158795))
2.2
Agreement and Plan of Merger, dated as of May 3, 2009, by and among Liberty Media Corporation, Liberty Entertainment, Inc., The DIRECTV Group, Inc., DIRECTV, DTVG One, Inc., and DTVG Two, Inc. (incorporated by reference to Exhibit 2.2 to Amendment No. 1 to the LEI S-4 filed on June 8, 2009 (File No: 333-158795)).
2.3
Amendment No. 1 to the Agreement and Plan of Merger, dated as of July 29, 2009, by and among Liberty Media Corporation, Liberty Entertainment, Inc., The DIRECTV Group, Inc., DIRECTV, DTVG One, Inc., and DTVG Two, Inc. (incorporated by reference to Exhibit 2.3 to Amendment No. 2 to the LEI S-4 filed on July 30, 2009 (File No: 333-158795)).
2.4
Amendment No. 2 to the Agreement and Plan of Merger, dated as of October 2, 2009, by and among Liberty Media Corporation, Liberty Entertainment, Inc., The DIRECTV Group, Inc., DIRECTV, DTVG One, Inc., and DTVG Two, Inc. (incorporated by reference to Exhibit 2.4 to Amendment No. 4 to the LEI S-4 filed on October 2, 2009 (File No: 333-158795)).

Exhibit No.	Name
3.1	Restated Certificate of Incorporation of Liberty Media Corporation, dated November 19, 2009.
99.1	Press Release, dated November 19, 2009.
99.2	Press Release, dated November 19, 2009.
99.3	Press Release, dated November 19, 2009.

 SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 19, 2009

LIBERTY MEDIA CORPORATION
By:	/s/ CHARLES Y. TANABE
	Name:	Charles Y. Tanabe
	Title:	Executive Vice President and General Counsel

 EXHIBIT INDEX

Exhibit No.	Name
2.1	Reorganization Agreement, dated as of November 9, 2009, by and between Liberty Media Corporation and Liberty Entertainment, Inc. (incorporated by reference to Exhibit 2.1 to Amendment No. 4 to Liberty Entertainment, Inc.'s Registrant Statement on Form S-4 (the LEI S-4) filed on October 2, 2009 (File No: 333-158795))
2.2
Agreement and Plan of Merger, dated as of May 3, 2009, by and among Liberty Media Corporation, Liberty Entertainment, Inc., The DIRECTV Group, Inc., DIRECTV, DTVG One, Inc., and DTVG Two, Inc. (incorporated by reference to Exhibit 2.2 to Amendment No. 1 to the LEI S-4 filed on June 8, 2009 (File No: 333-158795)).
2.3
Amendment No. 1 to the Agreement and Plan of Merger, dated as of July 29, 2009, by and among Liberty Media Corporation, Liberty Entertainment, Inc., The DIRECTV Group, Inc., DIRECTV, DTVG One, Inc., and DTVG Two, Inc. (incorporated by reference to Exhibit 2.3 to Amendment No. 2 to the LEI S-4 filed on July 30, 2009 (File No: 333-158795)).
2.4
Amendment No. 2 to the Agreement and Plan of Merger, dated as of October 2, 2009, by and among Liberty Media Corporation, Liberty Entertainment, Inc., The DIRECTV Group, Inc., DIRECTV, DTVG One, Inc., and DTVG Two, Inc. (incorporated by reference to Exhibit 2.4 to Amendment No. 4 to the LEI S-4 filed on October 2, 2009 (File No: 333-158795)).
3.1	Restated Certificate of Incorporation of Liberty Media Corporation, dated November 19, 2009
99.1	Press Release, dated November 19, 2009
99.2	Press Release, dated November 19, 2009
99.3	Press Release, dated November 19, 2009

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  Item 2.01. Completion of Acquisition or Disposition of Assets.
  Item 3.03. Material Modification to Rights of Security Holders.
  Item 7.01. Regulation FD Disclosure
  Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX